                                 SCHEDULE 14A
                   Information Required in Proxy Statement

                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                     1934
                              (Amendment No.   )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                 Swank, Inc.
               (Name of Registrant as Specified in Its Charter)

                    Jeffrey Messier, Assistant Controller
                 (Name of Persons(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.  Title of each class of securities to which transaction applies:

      2.  Aggregate number of securities to which transaction applies:

      3.  Per unit price or other underlying value of transaction computed
          pursuant to Exchange Act Rule 0-11:    1

      4.  Proposed maximum aggregate value of transaction:

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      5.  Amount Previously Paid:

      6.  Form, Schedule or Registration Statement No.:

      7.  Filing Party:

      8.  Date Filed:

- - --------------------------------------

1 Set forth the amount on which the filing fee is calculated and state how it was determined.

SWANK, INC.   6 Hazel Street, Attleboro, Massachusetts 02703


NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

        The 1995 Annual Meeting of Stockholders of SWANK, INC. (the "Company") will be held at the Company's offices at 6 Hazel Street, Attleboro, Massachusetts, on April 20, 1995 at 11:00 o'clock A.M. local time, for the purpose of considering and acting upon the following:

        1. The approval of amendments to the By-Laws of the Company to provide for a classified Board of Directors and to make certain conforming changes;

        2. The election of six (6) directors to serve as the Company's Board of Directors;

        3. The approval of an amendment to the Restated Certificate of Incorporation of the Company to reduce the number of authorized shares of Common Stock from 66,000,000 to 43,000,000;

        4. The approval of the Company's 1994 Non-Employee Director Stock Option Plan;

        5. The approval of the appointment of Coopers & Lybrand, L.L.P. as the independent accountants of the Company for the year 1995; and

        6. The transaction of such other business as may properly come before the meeting.

        Only holders of record of Common Stock at the close of business on February 28, 1995 will be entitled to notice of, and to vote at, the meeting or any adjournment thereof.




                                 By Order of the Board of Directors


                                 Andrew C. Corsini,
                                 Secretary



Dated:  March 16, 1995


ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IF YOU DO NOT EXPECT TO BE PRESENT, PLEASE DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY TO THE COMPANY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

SWANK, INC.   6 Hazel Street, Attleboro, Massachusetts 02703


PROXY STATEMENT
1995 ANNUAL MEETING OF STOCKHOLDERS
APRIL 20, 1995



        This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of SWANK, INC. (the "Company") of proxies in the form enclosed for use at the Company's 1995 Annual Meeting of Stockholders (the "Meeting") which will be held on the date, at the time and place and for the purposes set forth in the foregoing notice, and at any adjournment or postponement thereof. Any stockholder giving a proxy has the power to revoke the same at any time before it is voted. All expenses in connection with the solicitation of proxies will be borne by the Company. Proxies may be solicited by certain officers and employees of the Company by mail, telephone, telecopier, telegraph or personal interview.

        The outstanding voting securities of the Company at the close of business on February 28, 1995, the record date for the determination of stockholders entitled to notice of and to vote at the Meeting, consisted of 16,470,636 shares of Common Stock, $.10 par value per share ("Common Stock"), each of which is entitled to one vote. A majority of the outstanding shares entitled to vote, present in person or by proxy, constitutes a quorum for the purposes of the Meeting. This Proxy Statement and the accompanying form of proxy will be mailed or otherwise furnished on or about March 16, 1995 to all stockholders of record at the close of business on February 28, 1995.

OWNERSHIP OF VOTING SECURITIES


        The following table sets forth information as of February 28, 1995 with respect to each person (including any "group" of persons as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who is known to the Company to be the beneficial owner of more than 5% of the Common
Stock:

- - --------------------------------------------------------------------------------
                       NAME AND                   AMOUNT AND
                       ADDRESS OF                 NATURE OF              PERCENT
TITLE OF               BENEFICIAL                 BENEFICIAL             OF
CLASS                  OWNER                      OWNERSHIP              CLASS
- - --------------------------------------------------------------------------------
Common Stock           The New Swank, Inc.        11,246,560(1)(2)       68.3%
                       Retirement Plan
                       90 Park Avenue
                       New York, NY 10016

Common Stock           Marshall Tulin              5,260,103(3)(4)(5)    31.5%
                       90 Park Avenue
                       New York, NY 10016

Common Stock           John Tulin                  4,804,014(3)(5)(6)    28.8%
                       90 Park Avenue
                       New York, NY 10016

Common Stock           Raymond Vise                4,398,508(3)          26.7%
                       8 El Paseo
                       Irvine, CA 92715

(1) The Company has merged its Employee Stock Ownership Plan No. 1 ("ESOP I"), Employee Stock Ownership Plan No. 2 ("ESOP II") and Savings Plan into one plan, The New Swank, Inc. Retirement Plan (the "Retirement Plan"). This amount includes (a) 6,854,450 shares of Common Stock allocated to participants' ESOP I accounts in the Retirement Plan and as to which such participants may direct the trustees of the Retirement Plan as to voting on all matters and (b) an additional 237,578 shares of Common Stock allocated to participants' ESOP I accounts in the Retirement Plan as to which such participants may direct the trustees as to voting on certain significant corporate events such as mergers, consolidations, recapitalizations, reclassifications, liquidations, dissolutions or sales of substantially all of a trade or business of the Company (collectively, "Significant Corporate Events").

(2) This amount also includes 3,363,980 shares of Common Stock allocated to participants' ESOP II accounts in the Retirement Plan as to which participants may direct the trustees as to voting only on Significant Corporate Events and as to which the trustees may vote, on all other matters, in their discretion. Shares allocated to ESOP II accounts as to which no voting instructions are received are required to be voted in the same proportion as shares allocated to ESOP II accounts as to which voting instructions are received. This amount also includes 790,544 shares held in the 401(k) accounts under the Retirement Plan, as to which participants may direct the trustees as to voting on all matters and may be disposed of in the discretion of the trustees.

(3) The trustees of the Retirement Plan are Marshall Tulin, President and a director of the Company, John A. Tulin, Executive Vice President and a director of the Company and Raymond Vise, a director of the Company. This amount includes (a) 237,578 allocated shares held in ESOP I accounts as to which the trustees have sole voting power (see footnote 1 above), (b) 3,363,980 shares held in ESOP II accounts as to which the trustees have sole voting power (see footnote 2 above) and (c) 790,544 shares held in the 401(k) accounts (see footnote 2 above).

(4) This amount includes 343,022 shares owned by Mr. Tulin's wife. Mr. Tulin disclaims beneficial ownership of these shares.

(5) This amount includes 211,209 shares which Mr. Tulin has the right to acquire within 60 days through the exercise of stock options granted under the Company's 1981 Stock Option Plan (the "1981 Plan") and its 1987 Incentive Stock Option Plan (the "1987 Plan") (collectively, the "Plans").

(6) This amount includes 3,180 shares owned by Mr. Tulin's wife. Mr. Tulin disclaims beneficial ownership of these shares.


        The following table sets forth information at February 28, 1995 with respect to the beneficial ownership of the Company's Common Stock by (a) each director and each nominee for election as a director of the Company, (b) each executive officer named in the Summary Compensation Table and (c) all directors and executive officers of the Company as a group (24 persons). Unless otherwise indicated, each person named below and each person in the group named below has sole voting and investment power with respect to the shares of Common Stock indicated as beneficially owned by such person or such group.

- - --------------------------------------------------------------------------------
                                   Amount and Nature of             Percent of
Beneficial Owner                   Beneficial Ownership             Class
- - --------------------------------------------------------------------------------
Mark Abramowitz                           2,600                    Less than 1%
William B. MacLeod                          100                    Less than 1%
James Tulin                             244,169 (1)                        1.5%
John Tulin                            4,804,014 (2)                       28.8%
Marshall Tulin                        5,260,103 (3)                       31.5%
Raymond Vise                          4,398,503 (4)                       26.7%
Andrew C. Corsini                       318,723 (5)                        1.9%
Lewis Valenti                           224,579 (6)                        1.3%
All directors and executive
officers as a group(24 persons)       7,877,568 (7)                       43.3%


(1) Includes 184,325 shares which Mr. Tulin has the right to acquire within 60 days through the exercise of stock options and 59,844 shares of Common Stock allocated to his ESOP I account and 401(k) accounts under the Retirement Plan.

(2) This amount includes the shares referred to in footnotes 3, 5 and 6 above under "Ownership of Voting Securities."

(3) This amount includes the shares referred to in footnotes 3, 4 and 5 above under "Ownership of Voting Securities."

(4) This amount includes the shares referred to in footnote 3 above under "Ownership of Voting Securities."

(5) This amount includes 184,325 shares which Mr. Corsini has the right to acquire within 60 days through the exercise of stock options and 54,050 shares of Common Stock allocated to his ESOP I account and 401(k) accounts under the Retirement Plan.

(6) This amount includes 171,825 shares which Mr. Valenti has the right to acquire within 60 days through the exercise of stock options and 52,754 shares of Common Stock allocated to his ESOP I account and 401(k) accounts under the Retirement Plan.

(7) This amount includes the shares referred to in footnote 3 above under "Ownership of Voting Securities." This amount also includes 1,723,313 shares of Common Stock which directors and executive officers as a group have the right to acquire within 60 days through the exercise of stock options granted under the Plans and 710,753 shares of Common Stock allocated to accounts of executive officers under ESOP I as to which they have the right to direct the vote.

        Pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, officers, directors and holders of more than 10% of the outstanding shares of Common Stock are required to file periodic reports of their ownership of, and transactions involving, the Common Stock with the Securities and Exchange Commission. Based solely on its review of copies of such reports received by the Company or written representations from certain reporting persons that no Form 5 was required for those persons, the Company believes that its reporting persons have complied with all Section 16 filing requirements applicable to them with respect to the Company's fiscal year ended December 31, 1994. The Company is not aware of any filing delinquencies from prior fiscal years.

I.  APPROVAL OF AMENDMENTS TO BY-LAWS

        On February 23, 1995, the Board of Directors adopted, subject to approval by stockholders at the Meeting, amendments to the Company's By-Laws (the "Bylaw Amendments") that would divide the Board into three classes, and, in connection therewith, provide that directors may be removed from office only for cause. The Board of Directors is recommending approval by stockholders of the Bylaw Amendments in order to further continuity and stability in the leadership and policies of the Company and to discourage certain actions involving actual or threatened changes of control of the Company that may not be in the best interests of stockholders. As more fully described below, the Board of Directors believes that the Bylaw Amendments would, if adopted, effectively reduce the possibility that a third party could cause a sudden or surprise change in control of the Board.

        A copy of the Bylaw Amendments is set forth as Exhibit "B" to this Proxy Statement. The summary and discussion of the Bylaw Amendments contained in this Proxy Statement do not purport to be complete and are qualified in their entirety by reference to Exhibit "B."

CLASSIFICATION OF THE BOARD OF DIRECTORS

        The Company's By-Laws currently provide that all directors shall be elected at the annual meeting of stockholders to hold office for one year and the election and qualification of their respective successors. If the Bylaw Amendments are approved by stockholders, the Board of Directors will be divided into three separate classes of directors, designated as Class I, Class II and Class III, with staggered three-year terms. Initially, William B. MacLeod and James Tulin have been nominated to serve as Class I directors for a term expiring at the annual meeting of stockholders to be held in 1996, Mark Abramowitz and John Tulin have been nominated to serve as Class II directors for a term expiring at the annual meeting of stockholders to be held in 1997, and Marshall Tulin and Raymond Vise have been nominated to serve as Class III directors for a term expiring at the annual meeting of stockholders to be held in 1998, with each such director to hold office until his successor shall be elected and shall qualify. Information concerning the nominees for election as directors at the Meeting is contained under the caption "II. Nominees for Election as Directors." If the Bylaw Amendments are not approved by stockholders, all such nominees, if elected, would serve for one year and until their respective successors are duly elected and qualify.

        If at any time the size of the Board of Directors is changed, the increase or decrease in the number of directors would be apportioned among the three classes to make all classes as nearly equal in number as possible. The Board of Directors has no present plans, arrangements, commitments or understandings with respect to increasing or decreasing the size of the Board of Directors or of any class of Directors.

REMOVAL OF DIRECTORS

        Pursuant to the Delaware General Corporation Law ("Delaware Law") and the current By-laws of the Company, members of the Board of Directors may be removed, with or without cause, at any time during their term of office by the holders of a majority of the shares of the Company's stock entitled to vote in the election of directors. Delaware Law, however, provides that directors serving on a classified board of directors may be removed prior to the expiration of their terms by the holders of a majority of the shares of a company's voting stock only for cause, unless otherwise provided in that company's certificate of incorporation. Since the Company's Restated Certificate of Incorporation (as amended to date, the "Certificate of Incorporation") does not contain a contrary provision, directors serving on the Company's classified Board could be removed only for cause.

REASONS FOR AND EFFECTS OF THE BYLAW AMENDMENTS

        The Board of Directors believes that a classified Board will benefit the Company by encouraging continuity of management and stability of leadership and policies. New directors will be given an opportunity to become familiar with corporate affairs and will be able to benefit from the experience of other members of the Board who have served for longer than one-year terms. The Board of Directors further believes that such continuity and stability would facilitate long-term strategic planning and direction for the Company's business. Although no problems have been experienced by the Company in the past with respect to the continuity and stability of leadership and policy, the Board of Directors believes that a classified Board would decrease the likelihood of such problems arising in the future. With a classified Board of Directors, it would generally require at least two annual meetings of stockholders instead of one to effect a change in a majority of the Board. In addition, since directors on a classified Board may only be removed for cause, it would be more difficult for stockholders to remove a director or change a majority of the members of the Board even if the only reason for the removal or change was motivated by the performance or the nonperformance of a director or directors.

        The Bylaw Amendments are also intended to discourage certain types of actions in connection with an actual or threatened change of control of the Company. In many cases, substantial stock positions have been accumulated in public companies by third parties as a prelude to proposing a takeover, restructuring or other extraordinary corporate transaction. Such actions are often undertaken by the third party without advance notice to or consultation with the directors of the target company. In some cases, the potential acquiror may seek representation on the target's board in order to increase the likelihood that its proposal or proposals will be implemented. If the target company resists such efforts, the potential acquiror may commence a proxy contest to have its nominees elected to the board in place of certain directors or to replace the entire board. In some cases, the potential acquiror may not be as interested in acquiring control as in using the threat of a proxy fight and/or a takeover bid to obtain a special benefit which might not be available to all stockholders, such as a repurchase of the potential acquiror's equity position at a premium over the market price.

        The Bylaw Amendments are not intended to prevent a purchase of the equity securities of the Company, or to deter bids for such securities. Rather, the Board of Directors believes that the Bylaw Amendments will discourage the types of actions described above and encourage persons who may seek to acquire control of the Company to initiate such an acquisition through negotiations with the Board of Directors. In addition, while the Board has no knowledge of any present effort to gain control of the Company or to organize a proxy contest, the Board believes that it is prudent and in the best interests of stockholders generally to provide greater assurance of continuity of the Board's composition and policies. The Board believes such advantages outweigh any disadvantages relating to preserving incumbent management in office or possibly discouraging potential acquirors from making an effort to obtain control of the Company.

ADVANTAGES AND DISADVANTAGES

As stated above, the Bylaw Amendments have both advantages and disadvantages to stockholders. The primary advantages are that they will enable the Company to further continuity and stability in the leadership and policies of the Company and discourage certain types of actions in connection with actual or threatened changes of control of the Company that may not be in the best interests of stockholders. The Board of Directors believes that such advantages are desirable because they will facilitate the Company's long-term strategy and direction. The Bylaw Amendments are not intended to prevent a purchase of all or a majority of the equity securities of the Company or to deter bids for such securities. Rather, the Board of Directors believes that the Amendments will encourage persons who may seek to acquire control of the Company to initiate such an acquisition through negotiations with the Board of Directors. The Board of Directors believes that it will therefore be in a better position to protect the interests of all stockholders.

        Although the Bylaw Amendments are intended to encourage persons seeking to acquire control of the Company to initiate such an acquisition through negotiations with the Board of Directors, their overall effect may be to discourage a third party from making a tender offer for the Company's Common Stock or otherwise attempting to obtain a substantial position in the equity securities of the Company in order to commence a proxy contest or engage in other takeover-related action, even though some or even a majority of the Company's stockholders might believe such actions to be beneficial.

        Furthermore, to the extent any potential acquirors are deterred by the Bylaw Amendments, the Bylaw Amendments may have the effect of preserving in office the incumbent management of the Company. The Bylaw Amendments may also serve to benefit incumbent management by making it more difficult to remove management even when the only reason for the proposed change of control or stockholder action may be the unsatisfactory performance of the present directors.

        Takeovers or changes in the Board of Directors of a company that are proposed and effected without prior consultation and negotiation with the Company are not necessarily detrimental to the Company and its stockholders. However, the Board of Directors believes that the benefits of seeking to protect the ability of the Company to negotiate effectively, through directors who have previously been elected by the stockholders as a whole and are familiar with the Company, outweigh any disadvantage of discouraging such unsolicited proposals.

EXISTING ANTI-TAKEOVER PROVISIONS IN THE CERTIFICATE OF INCORPORATION AND IN DELAWARE LAW

        The Company's Certificate of Incorporation currently contains provisions which may have the effect of discouraging or deterring a third party from attempting to obtain control of the Company. The Certificate of Incorporation presently authorizes the issuance of 66,000,000 (43,000,000 shares if Proposal III is approved by stockholders) shares of Common Stock and 1,000,000 shares of Preferred Stock, $1.00 par value per share ("Preferred Stock"), without further action or authorization by stockholders (unless required by applicable law). At the close of business on February 28, 1995, the record date for determining stockholders entitled to notice of and to vote at the Meeting, 16,470,636 shares of Common Stock were issued and outstanding. No shares of Preferred Stock were issued and outstanding at the close of business on that date. Accordingly, the Board of Directors could (although it has no present intention of doing so) issue Preferred Stock having preferential voting, dividend, conversion or liquidation rights or issue a substantial amount ofCommon Stock to persons opposed to a change of control of the Company, and thereby discourage third parties from seeking to acquire control of the Company.

        Section 203 of the Delaware Law contains certain restrictions on "interested stockholders" (defined generally as a person owning 15% or more of the outstanding voting stock of a company). Generally, Section 203 requires that a person that desires to merge or consolidate, or enter into certain other types of transactions, with a company incorporated under the laws of the State of Delaware, secure the approval of the board of directors of that company for such plans before becoming an interested stockholder. If an interested stockholder fails to secure such approval, subject to certain exceptions set forth in Section 203, the interested stockholder will be precluded, for a period of three years from the date such person became an interested stockholder, from merging or consolidating, or entering into certain other types of transactions, with such company. The three-year prohibition does not apply to an interested stockholder who owned at least 85% or more at the time such person became an interested stockholder or to an interested stockholder that fails to get board approval before becoming an interested stockholder, but subsequently obtains both the approval of the board of directors and two- thirds of the other stockholders.

REQUIRED VOTE

        The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary for approval of the Bylaw Amendments. The Board of Directors recommends that stockholders vote FOR approval of the Bylaw Amendments.

II.  NOMINEES FOR ELECTION AS DIRECTORS

        If the Bylaw Amendments (see Proposal I) are approved by stockholders, three separate classes of directors will be elected at the Meeting, each of which will consist of two directors, designated as Class I, Class II and Class
III. William B. MacLeod and James Tulin have been nominated to serve as Class I directors for a term expiring at the annual meeting of stockholders to be held in 1996, Mark Abramowitz and John Tulin have been nominated to serve as Class II directors for a term expiring at the annual meeting of stockholders to be held in 1997, and Marshall Tulin and Raymond Vise have been nominated to serve as Class III directors for a term expiring at the annual meeting of stockholders to be held in 1998, with each such director to hold office until his successor shall be elected and shall qualify.

        If the Bylaw Amendments are not approved by stockholders, six directors, all of one class, will be elected at the Meeting. In such event, each of the six nominees named above, if elected, would serve for a term of one year and until their respective successors shall be elected and shall qualify.

        The following sets forth certain information about each nominee for election as a director of the Company, including his principal occupation or employment. Unless otherwise indicated thereon, all proxies received will be voted in favor of the election of said nominees as directors. Should any of the nominees not remain a candidate at the time of the annual meeting (a situation which is not now anticipated), proxies solicited hereunder will be voted in favor of those nominees who do remain as candidates and may be voted for any substitute nominees. The affirmative vote of a plurality of votes cast at the Meeting is required to elect directors.

WILLIAM B. MACLEOD (2) (3) - CLASS I

        Mr. MacLeod, who is 81 years old, served as Executive Vice President and Chief Financial Officer or as a Senior Vice President of the Company prior to his retirement in 1982. He became a director in 1967.

JAMES TULIN (1) - CLASS I

        Mr. Tulin, who is 44 years old, is a Senior Vice President of the Company. He joined the Company in 1974, became a Regional Sales Manager in 1978 and was elected a Vice President in 1985 and a Senior Vice President in 1986. Mr. Tulin became a director in 1985.

MARK ABRAMOWITZ (2) (3) - CLASS II

        Mr. Abramowitz, who is 59 years old, has been a partner in the law firm of Parker Chapin Flattau & Klimpl, LLP of New York City for more than the past five years. The firm is general counsel to the Company. Mr. Abramowitz became a director of the Company in 1987.

JOHN TULIN (1) - CLASS II

        Mr. Tulin, who is 48 years old, is Executive Vice President of the Company. He joined the Company in 1971. He was elected a Vice President in 1974, a Senior Vice President in 1979 and Executive Vice President in 1982. Mr. Tulin became a director in 1975.

MARSHALL TULIN (1) - CLASS III

        Mr. Tulin, who is 77 years old, is the President of the Company. He joined the Company in 1940, was elected a Vice President in 1954 and President in 1957. Mr. Tulin became a director in 1956.

RAYMOND VISE (1) (3) - CLASS III

        Mr. Vise, who is 73 years old, served as Senior Vice President of the Company for more than five years prior to his retirement in 1987. He became a director in 1963.

(1) Member of the Executive Committee of the Board.

(2) Member of the Audit Committee of the Board. There were 2 meetings of this committee during the last fiscal year. This committee reviews the Company's financial statements with the independent accountants prior to their submission to the Board, recommends to the Board the appointment of the independent accountants, reviews the performance and scope of services to be provided by the independent accountants and reviews the adequacy of internal accounting procedures and controls.

(3) Member of the Executive Compensation Committee of the Board. There were 2 meetings of this committee during the last fiscal year. This committee recommends the annual compensation, including bonuses, for the 3 executive officers of the Company who are also directors. Each of these officers has an employment agreement with the Company (see "Renumeration and Related Matters").

There were 5 meetings of the Board during the last fiscal year. Each of the directors attended at least 75% of the aggregate of all such Board meetings and all meetings held by the committees of the Company on which he served. The Company does not have any nominating or similar committee.

There are no family relationships among any of the persons listed above or among any of such persons and any of the other executive officers of the

Company, except that James Tulin and John Tulin are sons of Marshall Tulin.

REMUNERATION AND RELATED MATTERS


        The following table sets forth certain summary information concerning compensation with respect to the Chief Executive Officer and each of the other 4 most highly compensated executive officers of the Company:

- - --------------------------------------------------------------------------------
                         I. SUMMARY COMPENSATION TABLE
- - --------------------------------------------------------------------------------
                                   ANNUAL                          LONG-TERM
                                COMPENSATION                     COMPENSATION
- - --------------------------------------------------------------------------------
                                                                      ALL
NAME AND                                                              OTHER
PRINCIPAL                                                             COMPEN-
POSITION                    YEAR         SALARY         BONUS(1)      SATION (6)
- - --------------------------------------------------------------------------------
Marshall Tulin (2)          1994        $360,000        $250,000        $18,489
President                   1993         360,000         243,000         18,908
                            1992         355,000         243,000          9,289

John Tulin (3)              1994         220,000         185,000         18,189
Executive Vice              1993         215,000         150,000         18,408
President                   1992         215,000         150,000         10,939

Andrew Corsini              1994         180,000         130,000         16,189
Senior Vice                 1993         180,500         106,000         14,908
President and               1992         175,000         106,000         10,136
Chief Financial
Officer

James Tulin (4)             1994         190,000         165,000         15,989
Senior Vice                 1993         190,000         130,000         15,908
President                   1992         185,000         130,000         10,939

Lewis Valenti (5)           1994          80,000         294,110         17,789
Senior Vice                 1993          80,000         263,479         16,908
President                   1992          71,250         249,135         10,939


(1) Bonuses are accrued by the Company under an incentive compensation program for management employees. A program for incentive compensation has been in effect since 1956.

(2) Marshall Tulin has an employment agreement with the Company which terminates on June 30, 1998 providing for a salary at the rate of $360,000 per annum.

(3) John Tulin has an employment agreement with the Company which terminates on December 31, 1998 providing for a salary at the rate of $220,000 per annum.

(4) James Tulin has an employment agreement with the Company which terminates on February 28, 1998 providing for a salary at the rate of $190,000 per annum.

(5) The bonus amounts shown for Lewis Valenti include sales commissions in the amounts of $234,110, $213,479 and $199,135 for the years 1994, 1993 and 1992 respectively.

(6) The amounts set forth for 1994, 1993 and 1992, represent allocations under certain benefit plans of the Company as follows:

- - --------------------------------------------------------------------------------
                              RETIREMENT PLAN             DEFERRED
                              ---------------              COMPEN-
                      ESOP I      ESOP II      401(k)       SATION
                     ACCOUNTS     ACCOUNTS    ACCOUNTS       PLAN        TOTAL
- - --------------------------------------------------------------------------------
1994
- - ----
Marshall Tulin        $4,836        $ 153                  $13,500      $18,489
John Tulin             4,836          153                   13,200       18,189
Andrew Corsini         4,836          153       1,800        9,400       18,189
James Tulin            4,836          153                   11,000       15,989
Lewis Valenti          4,836          153       1,800       11,000       17,789

1993
- - ----
Marshall Tulin         3,865          258       1,285       13,500       18,908
John Tulin             3,865          258       1,285       13,000       18,408
Andrew Corsini         3,865          258       1,285        9,500       14,908
James Tulin            3,865          258       1,285       10,500       15,908
Lewis Valenti          3,865          258       1,285       11,500       16,908

1992
- - ----
Marshall Tulin         9,089                      200                     9,289
John Tulin             9,089        1,650         200                    10,939
Andrew Corsini         8,409        1,527         200                    10,136
James Tulin            9,089        1,650         200                    10,939
Lewis Valenti          9,089        1,650         200                    10,939


        Each director who is not also receiving remuneration from the Company as an employee, consultant or counsel received a fee of $2,000 per meeting attended of the Board and of the committees thereof. In addition, pursuant to the terms of the 1994 Non-Employee Stock Option Plan of the Company (the "1994 Plan"), on December 31, 1994, each director of the Company who was not an employee of the Company or any subsidiary of the Company (each, an "Outside Director") was automatically granted an option to purchase 5,000 shares of Common Stock at an exercise price of $1.15625 per share, the fair market value per share subject to the option on the date of grant. The 1994 Plan also provides that an option to purchase 5,000 shares will automatically be granted to an Outside Director on the date such person is first elected a director, and to each Outside Director in office immediately following each annual meeting of stockholders at which directors are elected, commencing with the Meeting. If stockholders do not approve the 1994 Plan, the options granted on December 31, 1994 will terminate and will be of no further force or effect. See "Approval of the 1994 Non-Employee Director Stock Option Plan."

        Robert Tulin (who is the brother of Marshall Tulin and uncle of John Tulin and James Tulin) was employed by the Company during 1994. Robert Tulin is the director of advertising and is responsible for coordinating the production of the Company's merchandise catalogs. Aggregate compensation paid Robert Tulin by the Company for services rendered during 1994 amounted to $100,500.

        The Company has entered into termination agreements with Messrs. Marshall Tulin, John Tulin, Andrew Corsini, James Tulin and Lewis Valenti, which expire on December 31, 1995. In the event of a change in control (as defined in such agreements) of the Company during the term of such agreements followed by a significant change in the duties, powers or conditions of employment of any such officer, the officer may within 2 years thereafter terminate his employment and receive a lump sum payment equal to 2.99 times such officer's "base amount" (as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code")).

        In 1983 the Company terminated its pension plans covering salaried employees and salesmen and purchased annuities from the assets of those plans to provide for the payment (commencing at age 62) of accrued benefits of those employees who were not entitled to or did not elect to receive lump sum payments. The accrued annual benefits for Messrs. John Tulin, Andrew Corsini, James Tulin and Lewis Valenti are $13,116, $14,176, $10,407 and $12,731, respectively.

        The 1981 Plan and 1987 Plan each provide for the grant to key employees of the Company of options (which are intended to qualify as incentive stock options under the Code) to purchase shares of the Company's Common Stock. The 1981 Plan expired by its terms in 1991. No further options may be granted thereunder, although certain stock options remain outstanding.

        During the Company's fiscal year ended December 31, 1994, no stock options were granted to any executive officer of the Company. During such period options were exercised by executive officers as a group with respect to 20,000 shares. The price paid upon exercise of such options was $18,750; the market value of the shares acquired at the time of exercise was $25,000. No options were exercised by any of the persons named in the Summary Compensation Table during such period.


        As at December 31, 1994 the aggregated fiscal year end option values were as follows (as at December 31, 1994, there were no unexercisable stock options for the persons named below):

                          NUMBER OF
                          SECURITIES          VALUE OF
                          UNDERLYING          UNEXERCISED
                          UNEXERCISED         IN-THE-MONEY
                          OPTIONS AT          OPTIONS AT
                          FISCAL YEAR-END     FISCAL YEAR-END
                              (#)                 ($)
NAME                      EXERCISABLE         EXERCISABLE
- - ----
Marshall Tulin              211,209              $8,812
John Tulin                  211,209               8,812
Andrew Corsini              184,325               7,703
James Tulin                 184,325               7,703
Lewis Valenti               171,825               7,703


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Company's Executive Compensation Committee consists of William B. MacLeod, a former Executive Vice President and Chief Financial Officer of the Company, Raymond Vise, a former Senior Vice President of the Company, and Mark Abramowitz. The members of the Company's Stock Option Committee and the Company's Incentive Share Committee are Mr. MacLeod and Mr. Vise. Ronald Vise (who is the son of Raymond Vise) was employed by the Company during 1994 as a commissioned salesman. Aggregate compensation paid to Ronald Vise for services rendered during 1994 amounted to $149,704. Mark Abramowitz is a partner in the law firm of Parker Chapin Flattau & Klimpl, LLP, which is retained by the Company to provide legal services.

        Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Performance Graph shall not be incorporated by reference into any such filings.

REPORT OF BOARD AND COMPENSATION COMMITTEES

        The Executive Compensation Committee of the Board of Directors, which is comprised of the three non-employee directors of the Company, determines, to the extent not fixed pursuant to the terms of applicable employment agreements, the compensation (other than through the grant of stock options) of the Chief Executive Officer, other employee members of the Board of Directors, and the Company's Chief Financial Officer. The entire Board of Directors is responsible for developing executive compensation policies for the Company's other executive officers. The Stock Option Committee, which is comprised of two non-employee directors, administers the Company's 1981 Plan and 1987 Plan. The Incentive Share Committee, which is comprised of two non-employee directors, administers the Company's Incentive Share Plan (the "Incentive Plan").

        The main objectives of the Company's executive compensation structure include rewarding individuals for their respective contributions to the Company's performance, providing executive officers with a stake in the long-term success of the Company and providing compensation programs and policies that will attract and retain qualified executive personnel. Historically, the members of the Board of Directors and the Executive Compensation, Stock Option and Incentive Share Committees have chosen to achieve these objectives through salary increases, bonuses under the Company's incentive compensation program, contractual protections against changes in or loss of employment in case of a change of control of the Company and periodic stock option grants.

        The Board of Directors and the Executive Compensation, Stock Option and Incentive Share Committees believe that their deliberations should include, among other things, due consideration to the performance of the Company, as well as compensation levels in competing companies, individual contributions and the executives' respective lengths of service with the Company. The 1994 salary of Marshall Tulin, the Company's Chief Executive Officer, was fixed pursuant to his employment agreement. Mr. Tulin's bonus, which was determined by the Executive Compensation Committee under the Company's incentive compensation program, reflects the Company's profitable operating results in fiscal 1994, especially in light of a continuing difficult economic environment. The current level of compensation for other executive employees, to the extent not previously fixed pursuant to employment arrangements with the Company, was also based, in large part, upon the Company's results in fiscal 1994.

        Compensation through the periodic grant of stock options under the Company's stock option plans is intended to coordinate executives' and stockholders' long-term interests by creating a direct link between a portion of executive compensation and increases in the price of Common Stock and the long-term success of the Company. No stock options were granted to any executive officer of the Company during fiscal 1994.

BOARD                    EXECUTIVE                STOCK OPTION
OF                       COMPENSATION             AND INCENTIVE
DIRECTORS                COMMITTEE                SHARE COMMITTEES
- - ---------                ---------                ----------------
Mark Abramowitz          Mark Abramowitz          William B. MacLeod
William B. MacLeod       William B. MacLeod       Raymond Vise
James Tulin              Raymond Vise
John Tulin
Marshall Tulin
Raymond Vise


PERFORMANCE GRAPH

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
                    OF COMPANY, PEER GROUP AND BROAD MARKET

- - --------------------------------------------------------------------------------
                                        FISCAL YEAR ENDING
COMPANY               1989      1990      1991      1992      1993      1994
- - --------------------------------------------------------------------------------
SWANK, INC            100       38.24      44.12     47.06     55.88     50.00
PEER GROUP            100       40.71      52.74     80.24    106.77     60.47
BROAD MARKET          100       81.12     104.14    105.16    126.14    132.44


THE BROAD MARKET INDEX CHOSEN WAS: NASDAQ MARKET INDEX

THE PEER GROUP CHOSEN WAS: Customer Selected Stock List

THE PEER GROUP IS MADE UP OF THE FOLLOWING SECURITIES:

        JACLYN INC
        LORI CP (THE)
        SALANT CP

SOURCE:   MEDIA GENERAL FINANCIAL SERVICES
          P.O. BOX 85333
          RICHMOND, VA  23293
          PHONE: 1-(800) 446-7922
          FAX:   1-(800) 649-6097

                   ASSUMES $100 INVESTED ON JANUARY 1, 1990
                          ASSUMES DIVIDEND REINVESTED
                     FISCAL YEAR ENDING DECEMBER 31, 1994

        The peer group includes companies that compete with the Company in one or more of its product categories as well as companies in similar industries. The peer group includes: Jaclyn, Inc., The Lori Corporation ("Lori"), and Salant Corp. Artra Group Incorporated ("Artra") and Crystal Brands, which were included in the proxy statement for the 1994 Annual Meeting, were omitted from the foregoing peer group. Artra owns a majority interest in Lori which engages in activities that compete with the Company. Market information was available for Crystal Brands for only a portion of the period covered by the performance graph.

Note: The stock price performance shown on the graph above is not necessarily indicative of future price performance.

III.  APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION

        On February 23, 1995, the Board of Directors of the Company adopted a resolution approving an amendment to the Certificate of Incorporation of the Company, that would reduce the number of authorized shares of Common Stock from 66,000,000 to 43,000,000. The amendment is subject to approval by stockholders at the Meeting.

REASONS FOR AND GENERAL EFFECT OF THE AMENDMENT

        At the close of business on February 28, 1995, the record date for determining stockholders entitled to notice of and to vote at the Meeting, 16,470,636 shares of Common Stock were issued and outstanding, 333,519 shares were held in the Company's treasury and an aggregate of 5,000,282 shares of Common Stock were reserved for issuance as follows: (i) 582,227 shares were reserved for issuance upon the exercise of outstanding options under the 1981 Plan, (ii) 3,368,995 shares were reserved for issuance upon the exercise of options granted and to be granted under the 1987 Plan, (iii) 500,000 shares were reserved for issuance pursuant to awards and benefits to be granted under the Incentive Plan, (iv) 399,060 shares were reserved for issuance upon the exercise of outstanding warrants and (v) 150,000 shares were reserved for issuance upon the exercise of options granted and to be granted under the 1994 Plan (assuming approval by stockholders of the 1994 Plan at the Meeting). Accordingly, of the 66,000,000 shares of Common Stock authorized for issuance by the Certificate of Incorporation, only 20,970,918 (excluding treasury shares) are issued and outstanding or reserved for issuance.

        The amendment to the Certificate of Incorporation would reduce the number of shares of authorized shares of Common Stock from 66,000,000 to 43,000,000. The reduction in the number of authorized shares would result in an annual savings of approximately $15,000 by reducing the amount of annual franchise taxes payable to the State of Delaware, the Company's state of incorporation. Franchise taxes in the state of Delaware are currently determined inaccordance with a formula that is based, in part, on the amount of a corporation's authorized shares of capital stock. The Board of Directors believes that, even with the reduction to 43,000,000 shares, sufficient shares of Common Stock will be available for the Company's present needs and its presently anticipated future needs.

        Approval of the amendment to the Certificate of Incorporation and the reduction in the number of authorized shares of Common Stock would have no effect on the powers, designations, preferences or relative, participating, optional or other special rights, qualifications or restrictions of shares of Common Stock or Preferred Stock of the Company.

REQUIRED VOTE

        The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote on this proposal is required to approve the amendment to the Certificate of Incorporation. The Board of Directors recommends that stockholders vote FOR approval of the amendment.

IV.  APPROVAL OF 1994 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

        On December 8, 1994, the Board of Directors of the Company adopted, subject to stockholder approval at the Meeting, the Company's 1994 Plan. The purpose of the 1994 Plan is to attract and retain the services of experienced and knowledgeable directors who are not employees of the Company ("Outside Directors") and to provide additional incentive for Outside Directors to continue to work for the best interests of the Company and its stockholders through continuing ownership of Common Stock.

        A copy of the 1994 Plan is set forth as Exhibit "A" to this Proxy Statement, and the following discussion of the 1994 Plan is qualified in its entirety by reference thereto.

STOCK SUBJECT TO THE 1994 PLAN, ADMINISTRATION AND ELIGIBILITY

        The maximum number of shares of the Company's Common Stock as to which options may be granted under the 1994 Plan is 150,000 shares, subject to adjustment as discussed below under the caption "Adjustment of and Changes in Common Stock." Upon the expiration, cancellation or termination of unexercised options, the shares subject thereto will again be available for grant under the 1994 Plan. The 1994 Plan is administered by the Board of Directors subject to the provisions of the 1994 Plan. Participation in the 1994 Plan is limited to Outside Directors.

GRANT OF OPTIONS

        The 1994 Plan provides for the granting on December 31, 1994 of an option to purchase 5,000 shares of Common Stock of the Company to each of the three Outside Directors on that date and the granting of an option to purchase 5,000 shares of the Company's Common Stock to each person who thereafter becomes an Outside Director on the date such person is first elected a director. In addition, immediately following each annual meeting of stockholders at which directors are elected, commencing with the Meeting, each Outside Director then in office will be granted an option to purchase 5,000 shares of Common Stock. An employee director who ceases to be an employee but remains a director does not become an Outside Director unless and until such director is serving as an Outside Director immediately following the next annual meeting of stockholders at which directors are elected.

        The following table sets forth certain information concerning the grant of options under the 1994 Plan. Since only Outside Directors are eligible to be granted options under the 1994 Plan, no options have been granted to (a) the persons named in the Summary Compensation Table above under the caption "Renumeration and Related Matters", (b) executive officers of the Company or (c) any other of the Company's employees.

                                        Number of Shares
                                  Dollar              Underlying
Group                             Value               Options Granted
- - -----                             -----               ---------------
Non-Executive                     $17,343.75          15,000
Director Group
      (3 persons) (1)


(1) On December 31, 1994, Messrs. Mark Abramowitz, William B. MacLeod and Raymond H. Vise were each granted an option to purchase 5,000 shares of the Company's Common Stock at an exercise price of $1.15625 per share, the fair market value of the Company's Common Stock on that date.

        Each option granted on December 31, 1994 will become exercisable if stockholders approve the 1994 Plan at the Meeting. If stockholders do not approve the 1994 Plan, the options will terminate and will be of no further force or effect.

EXERCISE PRICE

        The exercise price of each share granted under the 1994 Plan is to be 100% of the fair market value of the Company's Common Stock subject to the option on the date of grant. Upon exercise of the option, the exercise price must be paid in full in cash or by check. The closing price of the Company's Common Stock in the over-the-counter market on February 28, 1995 was $1.50 per share.

OPTION TERM

        Each option will have a term of five years, subject to earlier termination as provided in the 1994 Plan. Each option will be exercisable immediately as to the full number of shares subject to the option (except for options granted on December 31, 1994, which only become exercisable upon approval of the 1994 Plan by stockholders).

        In the event that an optionee ceases to serve on the Board of Directors for any reason (including as a result of not being re-elected to the Board) other than by reason of death or disability (as defined in the 1994 Plan), options held by the optionee may be exercised in whole or in part as to the remaining unexercised portion of the option at any time within three months after such cessation of service, but in no event after the date on which the option would otherwise expire. However, if the Outside Director's service on the Board is terminated for cause, the Outside Director's options will terminate immediately.

        If an optionee ceases to serve on the Board by reason of disability, options held by such optionee may be exercised in whole or in part as to the remaining unexercised portion of the options at any time within one year after cessation of service on the Board, but in no event after the date on which the option would otherwise expire.

        If an optionee dies (a) while serving on the Board, (b) within three months after cessation of service on the Board (other than by reason of disability or for cause) or (c) within one year after cessation of service on the Board by reason of disability, options held by such optionee may be exercised in whole or in part by the legal representatives, beneficiaries or legatees of the optionee within one year after the date of such optionee's death as to the remaining unexercised portion of the options, but in no event after the date on which the option would otherwise expire.

ADJUSTMENT OF AND CHANGES IN COMMON STOCK

        In the event of any change in the Company's outstanding Common Stock by reason of a stock dividend, stock split, stock combination, recapitalization, merger, reorganization or the like, the aggregate number of shares available for option under the 1994 Plan and the exercise price and number and kind of shares subject to outstanding options will be adjusted by the Board, whose determination will be conclusive.

MISCELLANEOUS

        An option may not be transferred by an Outside Director other than by will or by the laws of descent and distribution, and an option may be exercised during the optionee's lifetime only by the optionee or the optionee's legal representatives. In addition, an option may not be exercised unless either (a) a registration statement under the Securities Act of 1933, as amended (the "Act"), is effective and current with respect to the shares underlying the 1994 Plan at the time of exercise of an option or (b) in the opinion of counsel to the Company, there is an exemption from registration under the Act. As a further condition to exercise of an option, the Company may require that the shares of Common Stock underlying such option or the 1994 Plan are listed for trading on any securities market on which the Company's Common Stock is traded and have been appropriately registered or qualified under applicable state securities laws, and that any necessary or desirable governmental approval or consent has been obtained.

DURATION AND AMENDMENT OF THE 1994 PLAN

        No options may be granted under the 1994 Plan after December 7, 2004. Options outstanding on that date, however, shall in all respects continue subject to the 1994 Plan. The Board may amend, suspend or terminate the 1994 Plan at any time except that, to the extent required by Rule 16b-3 under the Exchange Act ("Rule 16b-3") or applicable law: (a) no provision of the 1994 Plan relating to the amount or exercise price of shares of Common Stock subject to options to be granted under the 1994 Plan or the timing of grants may be made more than once every six months other than to comport with changes in the

Internal Revenue Code of 1986, as amended (the "Code"), the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations under either statute, and (b) without the approval of stockholders, no alteration or amendment may be made which would (1) change the class of eligible participants under the 1994 Plan, (2) increase the total number of shares available for option (except for antidilution adjustments described above), or (3) materially increase the benefits accruing to participants under the 1994 Plan within the meaning of Rule 16b-3.

FEDERAL INCOME TAX CONSEQUENCES

        The following is a general summary of the Federal income tax consequences under the Code as currently in effect with respect to options under the 1994 Plan.

        The optionee will not recognize any income for Federal income tax purposes, and the Company will not be entitled to any deduction, upon the grant of an option.

        Generally, an optionee recognizes ordinary taxable income at the time an option is exercised in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock on the date of exercise over the exercise price. The Company generally will be entitled to a compensation deduction for Federal income tax purposes at the same time as, and in the same amount that, the option holder recognizes such income.

        When an optionee subsequently disposes of the shares of Common Stock received upon exercise of an option, the optionee will recognize long-term or short-term capital gain or loss (depending upon the holding period of the shares) in an amount equal to the difference between the sale price and the fair market value of the shares on the date of exercise of the option.

REQUIRED VOTE

        The affirmative vote of a majority of shares of Common Stock present, in person or by proxy, and entitled to vote on this proposal is required to approve the 1994 Plan. The Board of Directors recommends that stockholders vote FOR approval of the 1994 Plan.

V.  APPROVAL OF INDEPENDENT ACCOUNTANTS

        There will also be brought up for consideration at the annual meeting the approval of the appointment of accountants to perform the annual audit for the fiscal year ending December 31, 1995. Subject to the action of the stockholders at the annual meeting, the Board has appointed the firm of Coopers & Lybrand, L.L.P., certified public accountants, as the independent accountants to audit the financial statements of the Company for the current fiscal year. They have been the Company's accountants since 1952. The board recommends their approval. A representative of Coopers & Lybrand, L.L.P. is expected to be present at the meeting. Such representative will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

STOCKHOLDER PROPOSALS

        In order to be included in the proxy materials for the 1996 Annual Meeting of Stockholders of the Company, stockholder proposals must be received by the Company on or before November 16, 1995.

GENERAL

        The accompanying proxy will be voted as specified by stockholders. If no specification is made, it is intended that the proxy will be voted FOR the election of directors, FOR approval of the By-Law Amendments, FOR approval of the 1994 Plan, FOR approval of the amendment to the Certificate of Incorporation and FOR the approval of the appointment of Coopers & Lybrand, L.L.P. as the independent accountants of the Company.

        Shares of Common Stock that are voted to abstain and broker non-votes will be considered present at the Meeting in determining the presence of a quorum. Shares abstaining with respect to any matter will be considered cast with respect to that matter. Shares subject to broker non-votes with respect to any matter will not be considered entitled to vote on, or cast with respect to, such matter.

        The Board does not know of any other matter to be brought before the meeting. If any other matters are properly brought before the meeting, the persons named in the enclosed proxy intend to vote such proxy in accordance with their best judgment on such matters.


                                    By Order of the Board of Directors



                                    Andrew C. Corsini
                                    Secretary


March 16, 1995

                                                                    EXHIBIT "A"


                 1994 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


1.  PURPOSE OF THE PLAN

        The purpose of this 1994 Non-Employee Director Stock Option Plan (the "Plan") of Swank, Inc., a Delaware corporation (the "Company"), is to make available shares of the Common Stock, $.10 par value per share, of the Company (the "Common Stock") for purchase by directors of the Company who are not employees of the Company or its Subsidiaries, as such term is defined below in this Article 1, ("Outside Directors") and thus to attract and retain the services of experienced and knowledgeable Outside Directors for the benefit of the Company and its stockholders and to provide additional incentive for such Outside Directors to continue to work for the best interests of the Company and its stockholders through continuing ownership of its Common Stock. The term "Subsidiary" shall have the same meaning as "subsidiary corporation" in Section 424(f) of the Internal Revenue Code of 1986, as amended (collectively, "Subsidiaries").

2.  STOCK SUBJECT TO THE PLAN

        Subject to the provisions of Article 10, the total number of shares of Common Stock for which options may be granted under the Plan shall be 150,000. Shares issued under the Plan may be either authorized but unissued shares or shares which shall have been purchased or acquired by the Company for this or any other purpose. In the event any option granted under the Plan shall expire, be cancelled or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available for grant under the Plan.

3.  ADMINISTRATION OF THE PLAN

        The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board shall, subject to the express provisions of the Plan, grant options pursuant to the terms of the Plan; have the power to interpret the Plan; correct any defect, supply any omission and reconcile any inconsistency in the Plan; prescribe, amend and rescind rules and regulations relating to, but not inconsistent with, the Plan; determine the terms and provisions of the respective option agreements (which need not be identical but which shall not be inconsistent with the Plan); and make all determinations necessary or advisable for the administration of the Plan. The determination of the Board on the matters relating to or under the Plan shall be conclusive. No member of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any options granted hereunder.

4.  OPTION GRANTS

        Each individual who is an Outside Director on December 31, 1994 shall, effective as of such date, be granted an option to purchase 5,000 shares of Common Stock. Each individual who subsequent to December 31, 1994 becomes an Outside Director shall, on the date of his or her initial election to the Board, be granted an option to purchase 5,000 shares of Common Stock (subject to adjustment under Article 10). In addition, immediately following each annual meeting of stockholders at which directors are elected, commencing with the Company's 1995 Annual Meeting of Stockholders, each Outside Director then in office immediately following the conclusion of such meeting (whether or not elected at such meeting) shall, effective as of the date such meeting is held, be granted an option to purchase 5,000 shares of Common Stock; provided that an individual who becomes an Outside Director for the first time at such meeting shall be granted only one option to purchase an aggregate of 5,000 shares of Common Stock under this sentence and the preceding sentence. An employee Director who ceases to be an employee but remains a Director shall not be deemed to become an Outside Director unless and until he or she is serving as an Outside Director immediately following the conclusion of the next meeting of stockholders at which Directors are elected (whether or not such person is elected as a Director at such meeting).

5.  EXERCISE PRICE

        The exercise price at which shares of the Common Stock may be purchased pursuant to options granted under the Plan shall be 100% of the fair market value of such shares on the date an option is granted, but not less than the par value of such shares. The fair market value of one share of Common Stock on any day shall be (a) if the principal market for the Common Stock is a national securities exchange, the average of the highest and lowest sales prices of one share of Common Stock on such day as reported by such exchange or on a composite tape reflecting transactions on such exchange, (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), and (i) if actual sales price information is available with respect to the Common Stock, the average of the highest and lowest sales prices of one share of Common Stock on such day on NASDAQ, or (ii) if such information is not available, the average of the highest bid and lowest asked prices for one share of Common Stock on such day on NASDAQ, or (c) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on NASDAQ, the average of the highest bid and lowest asked prices for one share of Common Stock on such day as reported on the NASDAQ OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; provided, however, that if clauses (a), (b) and (c) of this Paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the fair market value of the Common Stock shall be determined by the Board by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options. The determination of the Board shall be conclusive in determining the fair market value of the Common Stock.

6.  TERM OF EACH OPTION

        The term of each option shall be five years, subject to earlier termination as provided in the Plan.

7.  VESTING AND EXERCISE OF OPTIONS

        Each option granted under the Plan shall be immediately exercisable.

        An option (or any part thereof) may be exercised by giving written notice to the Company at its principal office (Attention: Treasurer), specifying the number of shares of Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor.

        The option shall not be exercisable at any time in an amount less than 100 shares (or the remaining shares then covered by and purchasable under the option if less than 100 shares). In no case may a fraction of a share be exercised, purchased or issued under the Plan.

        The exercise purchase price of the shares as to which an option shall be exercised shall be paid in full in cash or by check at the time of exercise of the option. In addition, the Outside Director shall pay to the Company in cash or by check, upon demand, the amount, if any, which the Company determines is necessary to satisfy its obligation to withhold federal, state and local income and other taxes or other amounts incurred by reason of the grant or exercise of the option or disposition of the underlying shares. The Company shall not be required to deliver certificates for such shares until a reasonable time after all payments have been made.

        An Outside Director entitled to receive shares of Common Stock upon the exercise of an option shall not have the rights of a stockholder with respect to such shares of Common Stock until the date of issuance of a stock certificate to him or her for such shares.

        Nothing in the Plan or in any option granted under the Plan shall confer on any Outside Director any right to continue as a director of the Company.

8.  NON-TRANSFERABILITY OF OPTIONS

        No option granted under the Plan shall be transferable other than by will or the laws of descent and distribution by the Outside Director and may be exercised during the Outside Director's lifetime only by him or her or his or her legal representatives. Except to such extent, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject toexecution, attachment or similar process.

9.  TERMINATION OF SERVICES ON THE BOARD OF DIRECTORS

        In the event that an Outside Director to whom an option has been granted under the Plan shall cease to serve on the Board (including as a result of not being re-elected to the Board), other than by reason of death or disability (as the term "disability" is defined in paragraph (d) of this Article 9), such Outside Director may exercise his or her option at any time within three months after such cessation of service but not thereafter, and in no event after the date on which, except for such cessation of service, the option would otherwise expire. Notwithstanding the foregoing, if an Outside Director's service on the Board shall have been terminated for cause, his or her option shall terminate immediately.

        In the event that an Outside Director to whom an option has been granted under the Plan shall cease to serve on the Board by reason of disability, the option may be exercised in whole or in part by the Outside Director at any time within one year after such cessation of service but not thereafter, and in no event after the date on which, except for such disability, the option would otherwise expire.

        If an Outside Director to whom an option has been granted under the Plan shall die (i) while he is serving on the Board, (ii) within three months after cessation of service on the Board other than by reason of disability or for cause, or (iii) within one year after cessation of service on the Board by reason of disability, such option may be exercised in whole or in part by the legatee or legatees of such option under the Outside Director's last will, or by his legal representatives or distributees, at any time within one year after the Outside Director's death, but in no event after the date on which, except for such death, the option would otherwise expire.

        For the purpose of this Article 9, "disability" shall mean permanent mental or physical disability within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended. The Outside Director as to whom such determination is being made shall not participate in the Board's deliberation or vote in making such determination.

10.  ADJUSTMENT OF AND CHANGES IN COMMON STOCK

        In the event of any change in the outstanding Common Stock by reason of a stock dividend, stock split, stock combination, recapitalization, merger, reorganization or the like, (i) the aggregate number and kind of shares subject to the Plan and (ii) the exercise price and number and kind of shares subject to each outstanding option shall be adjusted by the Board, whose determination shall be conclusive.

11.  COMPLIANCE WITH SECURITIES LAWS

        It is a condition to the exercise of any option granted under the Plan that either (i) a Registration Statement under the Securities Act of 1933, as amended, or any succeeding act (collectively, the "Securities Act"), with respect to its underlying shares shall be effective and current at the time of exercise of the option or (ii) in the opinion of counsel to the Company, there shall be an exemption from registration under the Securities Act for the issuance of shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to the Plan for issuance or for resale.

        In connection with fulfilling the condition set forth in paragraph
(a)(ii) of this Article 11, the Company may require an Outside Director, as a condition to the exercise of an option, to execute and deliver to the Company representations and warranties, in form and substance satisfactory to counsel to the Company, that, among other things, (i) the shares of Common Stock to be issued upon the exercise of the option are being acquired by the Outside Director for his or her own account, for investment only and not with a view to the resale or distribution thereof, all within the meaning of the Securities Act, and (ii) any subsequent resale or distribution of shares of Common Stock by such Outside Director will be made only pursuant to (x) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold at the time of sale or (y) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the Outside Director shall, prior to any offer or sale or distribution of such shares of Common Stock, provide the Company with a favorable written opinion of counsel, in form and substance satisfactory to counsel to the Company, as to the applicability of such exemption to the proposed sale or distribution. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon exercise of an option under the Plan, and may issue such "stop transfer" instructions to its transfer agent in respect of such shares, as it determines, in its discretion, to be necessary or appropriate to prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act.

        The Company may also require, as a further condition to the exercise of an option, in whole or in part, that the shares of Common Stock underlying such option or the Plan be specifically listed on the securities markets on which the Company's Common Stock is traded and be registered or qualified under any applicable state securities laws, and that the consent or approval of any governmental regulatory body which the Company deems necessary or desirable as a condition to the exercise of such option or the issue of shares thereunder shall have been effected or obtained free of any conditions requiring the Company to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction wherein it has not already done so and free of any other conditions not customarily imposed by a securities exchange, law or governmental regulatory body in connection with such listing, qualification, consent or approval.

12.  AMENDMENT AND TERMINATION

        The Board may amend, suspend or terminate the Plan or any portion thereof at any time except that, to the extent required by Rule 16b-3 or applicable law: (a) no provision of the Plan relating to the amount or exercise price of shares of Common Stock subject to options to be granted under the Plan or the timing of grants may be amended more than once every six months other than to comport with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations under either statute (including successor statutes and rules and regulations thereunder) and (b) the Board may not, without the approval of the Company's stockholders within 12 months after the date of adoption of any such amendment or amendments, make any alteration or amendment thereof which (i) makes any change in the class of eligible participants under the Plan; (ii) increases the total number of shares of Common Stock for which options may be granted under the Plan except as provided in Article 10 hereof; or (iii) materially increases the benefits accruing to participants under the Plan within the meaning of Rule 16b-3. No amendment shall adversely affect the rights under any then outstanding option without the consent of the holder thereof.

13.  STOCK OPTION CONTRACTS

        Each option shall be evidenced by an appropriate contract (which may vary from others entered into) which shall be duly executed by the Company and the Outside Director, and shall contain such terms and conditions not inconsistent with the Plan as may be determined by the Board.

14.  DUTIES OF THE COMPANY

        The Company shall, at all times during the term of each option, reserve and keep available for issuance or delivery such number of shares of Common Stock as will be sufficient to satisfy the requirements of all options at the time outstanding, and shall pay all original issue taxes with respect to the issuance or delivery of shares pursuant to the exercise of such options and all other fees and expenses necessarily incurred by the Company in connection therewith.

15.  EFFECTIVE PERIOD

        The Plan shall become effective on December 8, 1994, the date of its adoption by the Board of Directors; provided, however that if the Plan is not approved by stockholders within 12 months thereof by the favorable vote then required for such action under the Delaware General Business Corporation Law at a meeting to be held to consider such approval, the Plan and any options granted under the Plan shall be null and void and of no further effect. No options may be granted under the Plan after December 7, 2004. Options outstanding on or prior to such date shall, however, in all respects continue subject to the Plan.

                                                                    EXHIBIT "B"


          PROPOSED AMENDMENTS TO ARTICLE III OF THE COMPANY'S BY-LAWS
                TO PROVIDE FOR A CLASSIFIED BOARD OF DIRECTORS
                    AND TO MAKE CERTAIN CONFORMING CHANGES


                                  ARTICLE III

                                   Directors
                                   ---------

        1. The property, affairs and business of the corporation shall be managed by its Board of Directors consisting of not less than three (3) nor more than twenty-one (21) persons. The exact number of directors within the maximum limitations specified shall be fixed from time to time by the Board of Directors. The Board of Directors shall be divided into three classes, Class I, Class II and Class III, which shall be nearly equal in number as possible. At the annual meeting of stockholders to be held in 1995, Class I directors shall be elected for a term expiring at the annual meeting of stockholders to be held in 1996, Class II directors shall be elected for a term expiring at the annual meeting of stockholders to be held in 1997, and Class III directors shall be elected for a term expiring at the annual meeting of stockholders to be held in 1998, with each such director to hold office until his successor shall be elected and qualify. At each annual meeting of stockholders commencing with the annual meeting of stockholders to be held in 1996, the successors of the class of directors whose term expires at that annual meeting shall be elected for a term expiring at the third successive annual meeting of stockholders and until their respective successors shall be elected and qualify. Directors shall be elected by plurality vote. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director. Newly created directorships and eliminated directorships shall be so apportioned among the classes of directors as to make all such classes as nearly equal in number as possible.

                                 *   *   *   *

        6. Any director may be removed only for cause and only at a special meeting of the stockholders, duly called as provided in these By-Laws, by the affirmative vote of the holders of a majority of the issued and outstanding shares of the corporation's shares of capital stock entitled to vote for the election of directors.

                                 SWANK, INC.

                6 HAZEL STREET, ATTLEBORO, MASSACHUSETTS 02703
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The 1995 Annual Meeting of Stockholders of SWANK, INC. (the "Company") will be held at the Company's offices at 6 Hazel Street, Attleboro, Massachusetts, on April 20, 1995 at 11:00 A.M. local time, for the purpose of considering and acting upon the following:

             (PLEASE SIGN AND DATE THE PROXY ON THE REVERSE SIDE)






/x/ PLEASE MARK YOUR
    VOTES AS IN THIS
    EXAMPLE

1. The approval of amendments to the Bylaws of the Company to provide for a classified Board of Directors and to make certain conforming changes;

                      FOR            AGAINST           ABSTAIN
                      / /              / /               / /

2. Election of six (6) directors to serve as the Company's Board of Directors;

    NOMINEES: Mark Abramowitz
              William B. MacLeod
              James Tulin
              John Tulin
              Marshall Tulin
              Raymond Vise

               FOR (except as indicated to the contrary below)
                                      / /

                        WITHHELD AUTHORITY TO VOTE FOR
                                     / /

    FOR, EXCEPT VOTES WITHHELD FOR THE FOLLOWING NOMINEE(S)

    --------------------------------------------------------

3. The approval of an amendment to the Restated Certificate of Incorporation of the Company to reduce the number of authorized shares of Common Stock from 66,000,000 to 43,000,000;

                      FOR            AGAINST           ABSTAIN
                      / /              / /               / /

4.  The approval of the 1994 Non-Employee Director Stock Option Plan;

                      FOR            AGAINST           ABSTAIN
                      / /              / /               / /

5. The approval of the appointment of Coopers & Lybrand, LLP as the independent accountants of the Company for the year 1995; and

                      FOR            AGAINST           ABSTAIN
                      / /              / /               / /

6. The transaction of such other business as may properly come before the meeting.

UNLESS OTHERWISE INDICATED, THE PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL OF THE NOMINEES FOR DIRECTOR, "FOR" ITEMS 1, 3, 4, 5 AND WITH DISCRETIONARY POWERS AS TO ITEM 6.

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IF YOU DO NOT EXPECT TO BE PRESENT, PLEASE DATE AND SIGN THIS FORM OF PROXY AND RETURN IT PROMPTLY TO THE COMPANY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.


SIGNATURE                                                DATE
         ------------------------------------------------    ----------------

SIGNATURE                                                DATE
         ------------------------------------------------    ----------------
                   (SIGNATURE, IF HELD JOINTLY)

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give full title as such.